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                                                                    EXHIBIT 4.14

SERIES _______________________                                 SERIES___________
PREFERRED STOCK                                                PREFERRED STOCK


                           BANK OF AMERICA CORPORATION

                           Organized under the laws of
                                    Delaware

Number NP_____________________                              Shares______________


  See Reverse for
Certain Definitions                      CUSIP__________________________________
                                              This Certificate is transferable
                                              in New York, New York and
                                              in _____________________

     This certifies that ________________________________________________ is the owner of ____________________________________ fully paid and non-assessable shares of the series ____________________ preferred stock of Bank of America Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Restated Certificate of Incorporation, all amendments thereto, the Certificate of Designation for this series, and the Bylaws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereinafter outstanding, the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal and facsimile signatures of the duly authorized officers of the Corporation.

Dated:___________________


____________________________________              ______________________________
Secretary                                         Chief Executive Officer
                                                  President

Countersigned and Registered:

[NAME OF TRANSFER AGENT]
Transfer Agent and Registrar

By: ________________________________
Authorized Officer

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                  [Reverse Side of Preferred Stock Certificate]

                           BANK OF AMERICA CORPORATION

         BANK OF AMERICA CORPORATION'S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCK, INCLUDING THIS SERIES _____________ PREFERRED STOCK, WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE , PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OFSTOCK OR SERVICE THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AND A COPY OF THE PORTIONS OF THE RESTATED CERTIFICATE OF INCORPORATION OR CERTIFICATE OF DESIGNATION CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

                                  ____________

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                  ____________

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ____________________            Custodian _________________
                        (Cust)                                      (Minor)
                        under Uniform Gifts to Minors Act
                        _____________ (State)

         Additional abbreviations may also be used though not in the above list.

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                                  ____________

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

         PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

____________________________________

(Please print or typewrite name and address of assignee)

________________________________________________________________________________
__________________________________________________________________ shares of the capital stock represented by the within Certificate and does hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature      __________________________________________
       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


Signature Guaranteed:

_____________________________

_____________________________

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